    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 21, 1997


                                                      REGISTRATION NO. 333-13713
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                AMENDMENT NO. 3
                                       TO
                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 --------------

                 AMERUS CAPITAL I                                AMERUS LIFE HOLDINGS, INC.
   (Exact name of Registrant as specified in its        (Exact name of Registrant as specified in its
                     charter)                                             charter)
                     DELAWARE                                               IOWA
          (State or other jurisdiction of                      (State or other jurisdiction of
          incorporation or organization)                       incorporation or organization)
                    42-6559006                                           42-1459712
       (I.R.S. Employer Identification No.)                 (I.R.S. Employer Identification No.)
                       6719                                                 6719
           (Primary Standard Industrial                         (Primary Standard Industrial
            Classification Code Number)                          Classification Code Number)
                 418 SIXTH AVENUE                                     418 SIXTH AVENUE
            DES MOINES, IOWA 50309-2407                          DES MOINES, IOWA 50309-2407
                  (515) 280-1331                                       (515) 280-1331
(Address, including zip code, and telephone number,  (Address, including zip code, and telephone number,
  including area code, of Registrant's principal       including area code, of Registrant's principal
                executive offices)                                   executive offices)

                             JAMES A. SMALLENBERGER
                      SENIOR VICE PRESIDENT AND SECRETARY
                           AMERUS LIFE HOLDINGS, INC.
                                418 SIXTH AVENUE
                          DES MOINES, IOWA 50309-2407
                                 (515) 280-1331

           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                ----------------

                                   Copies to:

          RICHARD G. CLEMENS, ESQ.                      WILLIAM D. TORCHIANA, ESQ.
               SIDLEY & AUSTIN                              SULLIVAN & CROMWELL
          ONE FIRST NATIONAL PLAZA                           125 BROAD STREET
           CHICAGO, ILLINOIS 60603                       NEW YORK, NEW YORK 10004
               (312) 853-7000                                 (212) 558-4000

                                ----------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
                                ----------------

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /


    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                                ----------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


    (a) EXHIBITS:


EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     *1.1    Form of Underwriting Agreement between the Issuer, ALH and AmerUs Life on the one hand, and the
              Representatives of the Underwriters, on behalf of the Underwriters, on the other hand.
      2.1    Plan of Reorganization dated October 27, 1995 (incorporated by reference to ALH's Registration
              Statement on Form S-1 filed on September 18, 1996 (SEC file number 333-12239) (the "Common Stock
              Offering")
      3.1    Articles of Incorporation of ALH (incorporated by reference to the Common Stock Offering)
      3.2    Bylaws of ALH (incorporated by reference to the Common Stock Offering)
      3.3    Amended and Restated Articles of Incorporation of ALH (as approved by the Iowa Insurance
              Commissioner) (incorporated by reference to Amendment No. 3 to the Common Stock Offering filed on
              December 12, 1996 ("Common Amendment No. 3") Exhibit No. 3.5)
      3.4    Certificate of Trust of the Issuer
      3.5    Trust Agreement
     *3.6    Form of Amended and Restated Trust Agreement (as revised)
     *4.1    Form of Indenture between ALH and Wilmington Trust Company, as Indenture Trustee (as revised)
     *4.2    Form of Capital Security (included in Exhibit 3.6)
     *4.3    Form of Junior Subordinated Debenture (included in Exhibit 3.6)
     *4.4    Form of Guarantee Agreement between ALH and Wilmington Trust Company, as Guarantee Trustee (as
              revised)
      5.1    Opinion of James A. Smallenberger, Esq.
      5.2    Opinion of Richards, Layton & Finger
      5.3    Opinion of James A. Smallenberger dated January 21, 1997
      5.4    Opinion of Richards, Layton & Finger dated January 21, 1997
      8.1    Opinion of Sidley & Austin re: certain Tax Matters dated December 19, 1996
     *8.2    Opinion of Sidley & Austin re: certain Tax Matters dated January 21, 1997
     10.1    Amended and Restated Intercompany Agreement dated as of December 1, 1996, among American Mutual
              Holding Company, AmerUs Group Co. and ALH (incorporated by reference to Common Amendment No. 3
              Exhibit 10.81)
     10.2    Joint Venture Agreement, dated as of March 8, 1996, between American Mutual Insurance Company and
              Ameritas Life Insurance Corp., and First Amendment thereto dated as of April 1, 1996 between
              American Mutual Insurance Company and Ameritas Life Insurance Corp. (incorporated by reference to
              Amendment No. 1 to the Common Stock Offering filed on November 7, 1996 ("Common Amendment No. 1"))
     10.3    Management and Administrative Service Agreement, dated as of April 1, 1996, among American Mutual
              Life Insurance Company, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.
              (incorporated by reference to Common Amendment No. 1)
     10.4    Agreement and Plan of Merger, dated as of August 24, 1994, among Central Life Assurance Company and
              American Mutual Life Insurance Company (incorporated by reference to Common Stock Offering)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.5    Line of Credit Application and Approval, dated February 28, 1996 and April 22, 1996, respectively, between American Mutual Life Insurance Company and Federal Home Loan Bank of Des Moines
              (incorporated by reference to Common Stock Offering)
     10.6    All*AmerUs Supplemental Executive Retirement Plan, effective January 1, 1996 (incorporated by reference to Common Stock Offering)
     10.7    American Mutual Life Insurance Company Supplemental Pension Plan (which was curtailed as of December
              31, 1995) (incorporated by reference to Common Stock Offering)
     10.8    Central Life Assurance Company Supplemental Pension Plan (which was curtailed as of December 31,
              1995) (incorporated by reference to the paper-only filing of Common Amendment No. 1 ("Paper
              Filing"))
     10.9    Management Incentive Plan (incorporated by reference to Paper Filing)
     10.10   AmerUs Life Insurance Company Performance Share Plan (incorporated by reference to Paper Filing)
     10.11   AmerUs Life Stock Incentive Plan (incorporated by reference to Common Stock Offering)
     10.12   Employment Agreement, dated February 1, 1995, between American Mutual Life Insurance Company and Sam
              C. Kalainov (incorporated by reference to Common Stock Offering)
     10.13   AmerUs Life Non-Employee Director Stock Plan (incorporated by reference to Common Stock Offering)
     10.14   Modification of Real Estate Contract, dated as of July 1, 1996, between AmerUs Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Stock Offering)
     10.15   Asset Management and Disposition Agreement, dated January 3, 1995, between American Mutual Life
              Insurance Company and Central Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Common Stock Offering)
     10.16   Management Contract, dated January 1, 1993, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Common Amendment No. 1)
     10.17   Management Contract, dated November 1, 1994, between American Mutual Life Insurance Company and CPI
              Resource Group (now AmerUs Group Co.) (incorporated by reference to Common Stock Offering)
     10.18   Management Contract, dated January 1, 1993, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Common Stock Offering)
     10.19   Management Contract, dated January 1, 1995, between American Mutual Life Insurance Company and
              Central Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Common Stock
              Offering)
     10.20   Management Contract, dated July 1, 1994, between Central Life Assurance Company and CPI Resource
              Group (now AmerUs Group Co.) (incorporated by reference to Common Stock Offering)
     10.21   Management Contract, dated February 1, 1994, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Paper Filing)
     10.22   Management Contract, dated May 1, 1994, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc. ) (incorporated by reference to Common Stock Offering)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.23   Management Contract, dated February 1, 1994, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc. ) (incorporated by reference to Common Stock Offering)
     10.24   Management Contract, dated January 4, 1994, between Central Life Assurance Company and CPI Resource
              Group (now AmerUs Group Co.) (incorporated by reference to Common Stock Offering)
     10.25   Management Contract, dated November 1, 1994, between American Mutual Life Insurance Company and CPI
              Resource Group (now AmerUs Group Co.) (incorporated by reference to Common Stock Offering)
     10.26   Lease - Business Property, dated December 1, 1995, between American Mutual Life Insurance Company and
              AmerUs Leasing (incorporated by reference to Common Stock Offering)
     10.27   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.28   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.29   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.30   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Group (incorporated by reference to Common Stock Offering)
     10.31   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Group (incorporated by reference to Common Stock Offering)
     10.32   Assumption and Amendment of Lease Agreement, dated as of November 27, 1993 among Central Life
              Assurance Company, Midland Savings Bank FSB (now AmerUs Bank) and Midland Financial Mortgages, Inc.
              (now AmerUs Mortgage, Inc.) (incorporated by reference to Paper Filing)
     10.33   Form of Indemnification Agreement executed with directors and certain officers (incorporated by reference to Common Stock Offering)
     10.34   Amended and Restated Agreement and Certificate of Limited Partnership of CPI Housing Partners I,
              L.P., dated as of September 1, 1995, among AmerUs Properties, Inc., American Mutual Life Insurance
              Company and American Mutual Affordable Housing Partners, L.P. (incorporated by reference to Paper
              Filing)
     10.35   Amended and Restated Agreement of Limited Partnership of American Mutual Affordable Housing Partners,
              L.P., dated as of September 1, 1995, among GrA Partners Joint Venture, AmerUs Properties, Inc.,
              American Mutual Life Insurance Company, NCC Polar Company and NCC Orion Company (incorporated by reference to Common Amendment No. 1)
     10.36   Amended and Restated Agreement and Certificate of Limited Partnership of 65th & Vista, L.P., dated as of September 1, 1995, among AmerUs Properties, Inc., American Mutual Life Insurance Company and
              American Mutual Affordable Housing Partners, L.P. (incorporated by reference to Paper Filing)
     10.37   Amended and Restated Agreement and Certificate of Limited Partnership of 60th & Vista, L.P., dated as of September 1, 1995, among I.R.F.B. Joint Venture, American Mutual Life Insurance Company and
              American Mutual Affordable Housing Partners, L.P. (incorporated by reference to Paper Filing)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.38   Certificate of Limited Partnership and Limited Partnership Agreement of CPI Housing Partners II,
              L.P., dated March 27, 1995, between Central Properties, Inc. (now AmerUs Properties, Inc.) and
              American Mutual Life Insurance (incorporated by reference to Paper Filing) Company
     10.39   Amended and Restated Agreement and Certificate of Limited Partnership of API Housing Partners III,
              L.P., dated as of March 1, 1996, among AmerUs Properties, Inc., American Mutual Life Insurance
              Company, American Mutual Affordable Housing Partners II, L.P. and AmerUs Management, (incorporated by reference to Paper Filing) Inc.
     10.40   Certificate of Limited Partnership and Limited Partnership Agreement of API Housing Partners IV,
              L.P., dated as of June, 1995, between AmerUs Properties, Inc. and American Mutual Life Insurance
              Company (incorporated by reference to Paper Filing)
     10.41   Amended and Restated Agreement and Certificate of Limited Partnership of API Housing Partners V,
              L.P., dated as of March 1, 1996, among AmerUs Properties, Inc., American Mutual Life Insurance
              Company, American Mutual Affordable Housing Partners II, L.P. and AmerUs Management, Inc.
              (incorporated by reference to Paper Filing)
     10.42   Amended and Restated Agreement and Certificate of Limited Partnership of API-Chimney Ridge Partners,
              L.P., dated as of March 1, 1996, among AmerUs Properties, Inc., American Mutual Life Insurance
              Company, American Mutual Affordable Housing Partners II, L.P. and AmerUs Management, Inc.
              (incorporated by reference to Paper Filing)
     10.43   Certificate of Limited Partnership and Limited Partnership Agreement of API Housing Partners VI,
              L.P., dated as of October 10, 1995, between AmerUs Properties, Inc. and American Mutual Life
              Insurance Company (incorporated by reference to Common Stock Offering)
     10.44   Certificate of Limited Partnership and Limited Partnership Agreement of 86th & Meredith Associates,
              L.P., dated as of February 14, 1995, between Central Properties, Inc. (now AmerUs Properties, Inc.)
              and American Mutual Life Insurance Company (incorporated by reference to Paper Filing)
     10.45   Certificate of Limited Partnership and Limited Partnership Agreement of Altoona Meadows Investors,
              L.P., dated as of February 22, 1995, between KPI Investments, Inc. and Dennis Galeazzi (incorporated by reference to Common Stock Offering)
     10.46   First Amendment to the Certificate of Limited Partnership and Limited Partnership Agreement of
              Altoona Meadows Investors, L.P., dated as of September 28, 1995, between KPI Investments, Inc. and
              American Mutual Life Insurance Company (incorporated by reference to Common Stock Offering)
     10.47   Loan Servicing Agreement, dated August 1, 1990, between Central Life Assurance Company and Midland
              Financial Mortgages, Inc. (now AmerUs Mortgage), incorporated by reference to Exhibit 10.30 to
              Central Resource Group, Inc.'s Registration Statement on Form S-1, Registration No. 33-48359, filed on June 4, 1992
     10.48   Construction Loan Servicing Agreement, dated November 20, 1995, between American Mutual Life
              Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Stock Offering)
     10.49   Servicing Agreement, dated March 1996, between American Mutual Life Insurance Company and AmerUs
              Properties, Inc. (incorporated by reference to Paper Filing)
     10.50   Loan Servicing Agreement, dated September 1, 1994, between Central Life Assurance Company and Midland
              Savings Bank, FSB (now AmerUs Bank) (incorporated by reference to Common Stock Offering)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.51   Miscellaneous Services Agreement, dated as of January 1, 1996, among American Mutual Life Insurance
              Company, AmerUs Group Co., AmerUs Bank, AmerUs Mortgage, Inc., Iowa Realty Company, Inc., Midland
              Homes, Inc., Iowa Title Company, AmerUs Insurance, Inc., and AmerUs Finance Inc. (incorporated by reference to Common Stock Offering)
     10.52   Amendment to Service Agreement, dated as of May 1, 1996, between American Mutual Life Insurance
              Company and AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.53   Data Processing Service Agreement, dated November 1, 1989, between Central Life Assurance Company and
              Midland Financial Savings and Loan Association (now AmerUs Bank), incorporated by reference to
              Exhibit 10.29 to Central Resource Group, Inc.'s Registration Statement on Form S-1, Registration No.
              33-48359, filed on June 4, 1992
     10.54   First Amendment to Data Processing Service Agreement, dated as of September 30, 1990, between Central
              Life Assurance Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.55   Second Amendment to Data Processing Service Agreement, dated as of May 1, 1991, between Central Life
              Assurance Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.56   Third Amendment to Data Processing Service Agreement, dated as of October 1, 1991, between Central
              Life Assurance Company and Midland Savings Bank, FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.57   Fourth Amendment to Data Processing Service Agreement, dated as of January 2, 1992, between Central
              Life Assurance Company and Midland Savings Bank, FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.58   Fifth Amendment to Data Processing Service Agreement, dated as of July 1, 1993, between Central Life
              Assurance Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.59   Sixth Amendment to Data Processing Service Agreement, dated as of September 1, 1995, between American
              Mutual Insurance Company and AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.60   Seventh Amendment to Data Processing Service Agreement, dated as of January 1, 1996, between American
              Mutual Life Insurance Company and AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.61   Data Processing Support Services Agreement, dated as of July 1, 1993, between Central Life Assurance
              Company and Midland Savings Bank, FSB (now AmerUs Bank) (incorporated by reference to Paper Filing)
     10.62   Miscellaneous Services Agreement, dated as of February 5, 1992, between Central Life Assurance
              Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to Common Stock
              Offering)
     10.63   Investment Management Agreement, dated as of August 15, 1992, between Central Life Assurance Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to Common Stock Offering)
     10.64   Disbursement Services Agreement, dated as of April 15, 1995, between American Mutual Life Insurance
              Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to Common Stock
              Offering)
     10.65   Purchase Agreement, dated as of June 28, 1996, between AmerUs Life Insurance Company and AmerUs Bank
              (incorporated by reference to Common Stock Offering)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.66   Brokerage Contract dated January 1, 1995, among American Mutual Life Insurance Company and Midland
              Investment Services, Inc. (now AmerUs Investments, Inc.) (incorporated by reference to Common Stock
              Offering)
     10.67   Servicing Agreement, dated March 1, 1992, between Central Life Assurance Company and Midland
              Investment Services, Inc. (now AmerUs Investments, Inc.) (incorporated by reference to Common Stock
              Offering)
     10.68   Tax Allocation Agreement dated as of November 4, 1996 (incorporated by reference to Common Amendment
              No. 1)
     10.69   Amended and Restated Articles of Limited Partnership of T.L.B. Limited Partnership, undated, among F.
              Barry Tapp, Lartnec Investment Co., Michael H. Taylor, Michael Longley and Michael A. Hammond, along with a Memorandum of Understanding Regarding Assignments of Partnership Interests dated December 21,
              1988 and three corresponding Assignments of Partnership Interest dated December 6, 1988 wherein
              Central Life Assurance Company is Assignee, and an Assignment of Partnership Interest of T.L.B.
              Limited Partnership dated December 29, 1995, between Lartnec Investment Co. and AmerUs Properties,
              Inc. (incorporated by reference to Paper Filing)
     10.70   Assignment of Partnership Interest of T.L.B. Limited Partnership, dated December 28, 1994, between
              Lartnec Investment Co. and Central Properties, Inc. (now AmerUs Properties, Inc.) and Assignment of
              Limited Partnership Interest of T.L.B. Limited Partnership, dated December 30, 1995, between
              American Mutual Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to
              Common Amendment No. 1)
     10.71   Limited Partnership Agreement of South 19th Limited Partnership, dated December 30, 1985, among
              Lartnec Investment Co., F. Barry Tapp and Michael H. Taylor, along with a Memorandum of
              Understanding Regarding Assignments of Partnership Interests dated December 21, 1988 and three corresponding Assignments of Partnership Interest dated December 6, 1988 wherein Central Life
              Assurance Company is Assignee, and an Assignment of Partnership Interest of South 19th Limited
              Partnership dated December 29, 1995, between Lartnec Investment Co. and AmerUs Properties, Inc.
              (incorporated by reference to Paper Filing)
     10.72   Assignment of Partnership Interest of South 19th Limited Partnership, dated December 28, 1994, between Lartnec Investment Co. and Central Properties, Inc. (now AmerUs Properties, Inc.) and
              Assignment of Partnership Interest of South 19th Limited Partnership, dated December 30, 1995, between American Mutual Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Amendment No. 1)
     10.73   Limited Partnership Agreement of Theater Project Limited Partnership dated March 15, 1985, among Tapp
              Management, Inc., Tapp Development Co., Ltd., Michael Longley, Michael A. Hammond and Gary L. Wood
              along with an Amendment to Certificate of Limited Partnership, dated August 22, 1986, and an
              Assigment of Limited Partnership Interest, dated November 15, 1992, between F. Barry Tapp and Tapp
              Development Co., Ltd., and an Amended Certificate of Limited Partnership dated December 24, 1992
              (incorporated by reference to Paper Filing)
     10.74   Assignment of Limited Partnership Interest of Theater Project Limited Partnership, dated December 30,
              1995, between American Mutual life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Amendment No. 1)
     10.75   Certificate of Limited Partnership and Limited Partnership Agreement of Lagos Vista Limited
              Partnership, dated August 10, 1994, between Central Properties, Inc. (now AmerUs Properties, Inc.)
              and Central Life Assurance Company (incorporated by reference to Paper Filing)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.76   Joint Venture Agreement, dated July 30, 1980, between F. Barry Tapp and Lartnec Investment Co., along with an Assignment by F. Barry Tapp of Interest in Tapp & LICO Properties, dated December 24, 1981, between F. Barry Tapp and Tapp Development Co., Ltd., an Assignment of Partnership Interest, dated
              December 6, 1988, between Tapp Development Co., Ltd. and Central Life Assurance Company and an
              Assignment of Joint Venture Interest of Tapp and LICO Properties, dated December 29, 1995, between
              Lartnec Investment Co. and AmerUs Properties, Inc. (incorporated by reference to Paper Filing)
     10.77   Assignment of Joint Venture Interest of Tapp and LICO Properties, dated December 28, 1994, between
              Lartnec Investment Co. and Central Properties, Inc. (now AmerUs Properties, Inc.) and Assignment of
              Joint Venture Interest of Tapp and LICO Properties, dated December 30, 1995, between American Mutual
              Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Amendment
              No. 1)
     10.78   Joint Venture Agreement, dated December 30, 1980, between MBT, Ltd. and Lartnec Investment Co., along with an Assignment by F. Barry Tapp of Interest in MBT, Ltd., dated December 24, 1981, between F.
              Barry Tapp and Tapp Development Co., Ltd., an Assignment by Michael H. Taylor of Interest in MBT,
              Ltd., dated December 23, 1981, between Michael H. Taylor and Tapp Development Co., Ltd., an
              Assignment of Limited Partnership Interest, dated December 6, 1988, between Tapp Development Co.,
              Ltd. and Central Life Assurance Company, and an Assignment of Joint Venture Interest of Round Rock
              Outlet, Ltd., dated December 29, 1995, between Lartnec Investment Co. and AmerUs Properties, Inc.
              (incorporated by reference to Paper Filing)
     10.79   Assignment of Joint Venture Interest of Round Rock Outlet, Ltd., dated December 28, 1994, between
              Lartnec Investment Co. and Central Properties, Inc. (now AmerUs Properties, Inc.) and Assignment of
              Joint Venture Interest of Round Rock Outlet, Ltd., dated December 30, 1995, between American Mutual
              Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Amendment
              No. 1)
     10.80   Revolving Credit and Term Loan Agreement, dated as of December 1996, among ALH, certain Signatory
              Banks thereto and The Chase Manhattan Bank, Note issued by ALH and Borrower Pledge Agreement
              (incorporated by reference to Common Amendment No. 3)
     11.1    Computation of Pro Forma Earnings Per Share (incorporated by reference to Amendment No. 2 to the
              Common Stock Offering filed on December 4, 1996 ("Common Amendment No. 2"))
     12.1    Statement of Earnings to Combined Fixed Charges and Preferred Stock Dividends
     21.1    List of Subsidiaries (incorporated by reference to Common Stock Offering)
     23.1    Consent of KPMG Peat Marwick LLP
    *23.2    Consent of James A. Smallenberger, Esq. (included in Exhibits 5.1 and 5.3)
    *23.3    Consent of Richards, Layton & Finger (included in Exhibits 5.2 and 5.4)
    *23.4    Consent of Sidley & Austin (included in Exhibits 8.1 and 8.2)
     23.5    Consent of Tillinghast, a Towers Perrin Company
     24.1    Powers of Attorney
     25.1    Statement of Eligibility of Wilmington Trust Company as to the Guarantee
     25.2    Statement of Eligibility of Wilmington Trust Company as to the Capital Securities
     25.3    Statement of Eligibility of Wilmington Trust Company as to the Junior Subordinated Debentures
     27.1    Financial Data Schedule (incorporated by reference to Common Amendment No. 2)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     99.1    Opinion of Tillinghast, a Towers Perrin Company, dated October 26, 1995, regarding the establishment and operation of the Closed Block (Common Stock Offering Exhibit No. 99.3) (incorporated by reference to Common Amendment No. 1 Exhibit 99.3)

--------------

 *Filed herewith.
PLEASE NOTE: The exhibit numbers identified above are identical to those used in the Common Stock Offering, Common Amendment No. 1, the Paper Filing, Common Amendment No. 2 or Common Amendment No. 3 except as otherwise indicated.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, AmerUs Life Holdings, Inc., on behalf of the registrants, has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Des Moines, Iowa on January 21, 1997.


                                          AMERUS LIFE HOLDINGS, INC.

                                          By:         /s/ Roger K. Brooks

                                          --------------------------------------
                                              Roger K. Brooks
                                              CHAIRMAN, PRESIDENT AND CHIEF
                                              EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed on January 21, 1997 by the following persons in the capacities indicated.


                       SIGNATURE                                                  TITLE(S)
--------------------------------------------------------  --------------------------------------------------------

                  /s/ Roger K. Brooks
      --------------------------------------------        Chairman, President and Chief Executive Officer
                    Roger K. Brooks                        (principal executive officer) and Director

                 /s/ Michael E. Sproule
      --------------------------------------------        Executive Vice President and Chief Financial Officer
                   Michael E. Sproule                      (principal financial officer)

                 /s/ Michael G. Fraizer
      --------------------------------------------        Senior Vice President and Controller/Treasurer
                   Michael G. Fraizer                      (principal accounting officer)

                           *
      --------------------------------------------        Director
                     John R. Albers

                           *
      --------------------------------------------        Director
                    Malcolm Candlish

                       SIGNATURE                                                  TITLE(S)
--------------------------------------------------------  --------------------------------------------------------

                           *
      --------------------------------------------        Director
                        D T Doan

                           *
      --------------------------------------------        Director
                   Thomas F. Gaffney

                           *
      --------------------------------------------        Director
                    Sam C. Kalainov

                           *
      --------------------------------------------        Director
                  John W. Norris, Jr.

                           *
      --------------------------------------------        Director
                     Jack C. Pester

                           *
      --------------------------------------------        Director
                      John A. Wing

             *By: /s/ James A. Smallenberger
        --------------------------------------------
                     (ATTORNEY IN FACT)

                                 EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     *1.1    Form of Underwriting Agreement between the Issuer, ALH and AmerUs Life on the one hand, and the
              Representatives of the Underwriters, on behalf of the Underwriters, on the other hand.
      2.1    Plan of Reorganization dated October 27, 1995 (incorporated by reference to ALH's Registration
              Statement on Form S-1 filed on September 18, 1996 (SEC file number 333-12239) (the "Common Stock
              Offering")
      3.1    Articles of Incorporation of ALH (incorporated by reference to the Common Stock Offering)
      3.2    Bylaws of ALH (incorporated by reference to the Common Stock Offering)
      3.3    Amended and Restated Articles of Incorporation of ALH (as approved by the Iowa Insurance
              Commissioner) (incorporated by reference to Amendment No. 3 to the Common Stock Offering filed on
              December 12, 1996 ("Common Amendment No. 3") Exhibit No. 3.5)
      3.4    Certificate of Trust of the Issuer
      3.5    Trust Agreement
     *3.6    Form of Amended and Restated Trust Agreement (as revised)
     *4.1    Form of Indenture between ALH and Wilmington Trust Company, as Indenture Trustee (as revised)
     *4.2    Form of Capital Security (included in Exhibit 3.6)
     *4.3    Form of Junior Subordinated Debenture (included in Exhibit 3.6)
     *4.4    Form of Guarantee Agreement between ALH and Wilmington Trust Company, as Guarantee Trustee (as
              revised)
      5.1    Opinion of James A. Smallenberger, Esq.
      5.2    Opinion of Richards, Layton & Finger
      5.3    Opinion of James A. Smallenberger dated January 21, 1997
      5.4    Opinion of Richards, Layton & Finger dated January 21, 1997
      8.1    Opinion of Sidley & Austin re: certain Tax Matters dated December 19, 1996
     *8.2    Opinion of Sidley & Austin re: certain Tax Matters dated January 21, 1997
     10.1    Amended and Restated Intercompany Agreement dated as of December 1, 1996, among American Mutual
              Holding Company, AmerUs Group Co. and ALH (incorporated by reference to Common Amendment No. 3
              Exhibit 10.81)
     10.2    Joint Venture Agreement, dated as of March 8, 1996, between American Mutual Insurance Company and
              Ameritas Life Insurance Corp., and First Amendment thereto dated as of April 1, 1996 between
              American Mutual Insurance Company and Ameritas Life Insurance Corp. (incorporated by reference to
              Amendment No. 1 to the Common Stock Offering filed on November 7, 1996 ("Common Amendment No. 1"))
     10.3    Management and Administrative Service Agreement, dated as of April 1, 1996, among American Mutual
              Life Insurance Company, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.
              (incorporated by reference to Common Amendment No. 1)
     10.4    Agreement and Plan of Merger, dated as of August 24, 1994, among Central Life Assurance Company and
              American Mutual Life Insurance Company (incorporated by reference to Common Stock Offering)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.5    Line of Credit Application and Approval, dated February 28, 1996 and April 22, 1996, respectively, between American Mutual Life Insurance Company and Federal Home Loan Bank of Des Moines
              (incorporated by reference to Common Stock Offering)
     10.6    All*AmerUs Supplemental Executive Retirement Plan, effective January 1, 1996 (incorporated by reference to Common Stock Offering)
     10.7    American Mutual Life Insurance Company Supplemental Pension Plan (which was curtailed as of December
              31, 1995) (incorporated by reference to Common Stock Offering)
     10.8    Central Life Assurance Company Supplemental Pension Plan (which was curtailed as of December 31,
              1995) (incorporated by reference to the paper-only filing of Common Amendment No. 1 ("Paper
              Filing"))
     10.9    Management Incentive Plan (incorporated by reference to Paper Filing)
     10.10   AmerUs Life Insurance Company Performance Share Plan (incorporated by reference to Paper Filing)
     10.11   AmerUs Life Stock Incentive Plan (incorporated by reference to Common Stock Offering)
     10.12   Employment Agreement, dated February 1, 1995, between American Mutual Life Insurance Company and Sam
              C. Kalainov (incorporated by reference to Common Stock Offering)
     10.13   AmerUs Life Non-Employee Director Stock Plan (incorporated by reference to Common Stock Offering)
     10.14   Modification of Real Estate Contract, dated as of July 1, 1996, between AmerUs Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Stock Offering)
     10.15   Asset Management and Disposition Agreement, dated January 3, 1995, between American Mutual Life
              Insurance Company and Central Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Common Stock Offering)
     10.16   Management Contract, dated January 1, 1993, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Common Amendment No. 1)
     10.17   Management Contract, dated November 1, 1994, between American Mutual Life Insurance Company and CPI
              Resource Group (now AmerUs Group Co.) (incorporated by reference to Common Stock Offering)
     10.18   Management Contract, dated January 1, 1993, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Common Stock Offering)
     10.19   Management Contract, dated January 1, 1995, between American Mutual Life Insurance Company and
              Central Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Common Stock
              Offering)
     10.20   Management Contract, dated July 1, 1994, between Central Life Assurance Company and CPI Resource
              Group (now AmerUs Group Co.) (incorporated by reference to Common Stock Offering)
     10.21   Management Contract, dated February 1, 1994, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc.) (incorporated by reference to Paper Filing)
     10.22   Management Contract, dated May 1, 1994, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc. ) (incorporated by reference to Common Stock Offering)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.23   Management Contract, dated February 1, 1994, between Central Life Assurance Company and Central
              Properties, Inc. (now AmerUs Properties, Inc. ) (incorporated by reference to Common Stock Offering)
     10.24   Management Contract, dated January 4, 1994, between Central Life Assurance Company and CPI Resource
              Group (now AmerUs Group Co.) (incorporated by reference to Common Stock Offering)
     10.25   Management Contract, dated November 1, 1994, between American Mutual Life Insurance Company and CPI
              Resource Group (now AmerUs Group Co.) (incorporated by reference to Common Stock Offering)
     10.26   Lease - Business Property, dated December 1, 1995, between American Mutual Life Insurance Company and
              AmerUs Leasing (incorporated by reference to Common Stock Offering)
     10.27   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.28   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.29   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.30   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Group (incorporated by reference to Common Stock Offering)
     10.31   Lease - Business Property, dated January 1, 1996, between American Mutual Life Insurance Company and
              AmerUs Group (incorporated by reference to Common Stock Offering)
     10.32   Assumption and Amendment of Lease Agreement, dated as of November 27, 1993 among Central Life
              Assurance Company, Midland Savings Bank FSB (now AmerUs Bank) and Midland Financial Mortgages, Inc.
              (now AmerUs Mortgage, Inc.) (incorporated by reference to Paper Filing)
     10.33   Form of Indemnification Agreement executed with directors and certain officers (incorporated by reference to Common Stock Offering)
     10.34   Amended and Restated Agreement and Certificate of Limited Partnership of CPI Housing Partners I,
              L.P., dated as of September 1, 1995, among AmerUs Properties, Inc., American Mutual Life Insurance
              Company and American Mutual Affordable Housing Partners, L.P. (incorporated by reference to Paper
              Filing)
     10.35   Amended and Restated Agreement of Limited Partnership of American Mutual Affordable Housing Partners,
              L.P., dated as of September 1, 1995, among GrA Partners Joint Venture, AmerUs Properties, Inc.,
              American Mutual Life Insurance Company, NCC Polar Company and NCC Orion Company (incorporated by reference to Common Amendment No. 1)
     10.36   Amended and Restated Agreement and Certificate of Limited Partnership of 65th & Vista, L.P., dated as of September 1, 1995, among AmerUs Properties, Inc., American Mutual Life Insurance Company and
              American Mutual Affordable Housing Partners, L.P. (incorporated by reference to Paper Filing)
     10.37   Amended and Restated Agreement and Certificate of Limited Partnership of 60th & Vista, L.P., dated as of September 1, 1995, among I.R.F.B. Joint Venture, American Mutual Life Insurance Company and
              American Mutual Affordable Housing Partners, L.P. (incorporated by reference to Paper Filing)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.38   Certificate of Limited Partnership and Limited Partnership Agreement of CPI Housing Partners II,
              L.P., dated March 27, 1995, between Central Properties, Inc. (now AmerUs Properties, Inc.) and
              American Mutual Life Insurance (incorporated by reference to Paper Filing) Company
     10.39   Amended and Restated Agreement and Certificate of Limited Partnership of API Housing Partners III,
              L.P., dated as of March 1, 1996, among AmerUs Properties, Inc., American Mutual Life Insurance
              Company, American Mutual Affordable Housing Partners II, L.P. and AmerUs Management, (incorporated by reference to Paper Filing) Inc.
     10.40   Certificate of Limited Partnership and Limited Partnership Agreement of API Housing Partners IV,
              L.P., dated as of June, 1995, between AmerUs Properties, Inc. and American Mutual Life Insurance
              Company (incorporated by reference to Paper Filing)
     10.41   Amended and Restated Agreement and Certificate of Limited Partnership of API Housing Partners V,
              L.P., dated as of March 1, 1996, among AmerUs Properties, Inc., American Mutual Life Insurance
              Company, American Mutual Affordable Housing Partners II, L.P. and AmerUs Management, Inc.
              (incorporated by reference to Paper Filing)
     10.42   Amended and Restated Agreement and Certificate of Limited Partnership of API-Chimney Ridge Partners,
              L.P., dated as of March 1, 1996, among AmerUs Properties, Inc., American Mutual Life Insurance
              Company, American Mutual Affordable Housing Partners II, L.P. and AmerUs Management, Inc.
              (incorporated by reference to Paper Filing)
     10.43   Certificate of Limited Partnership and Limited Partnership Agreement of API Housing Partners VI,
              L.P., dated as of October 10, 1995, between AmerUs Properties, Inc. and American Mutual Life
              Insurance Company (incorporated by reference to Common Stock Offering)
     10.44   Certificate of Limited Partnership and Limited Partnership Agreement of 86th & Meredith Associates,
              L.P., dated as of February 14, 1995, between Central Properties, Inc. (now AmerUs Properties, Inc.)
              and American Mutual Life Insurance Company (incorporated by reference to Paper Filing)
     10.45   Certificate of Limited Partnership and Limited Partnership Agreement of Altoona Meadows Investors,
              L.P., dated as of February 22, 1995, between KPI Investments, Inc. and Dennis Galeazzi (incorporated by reference to Common Stock Offering)
     10.46   First Amendment to the Certificate of Limited Partnership and Limited Partnership Agreement of
              Altoona Meadows Investors, L.P., dated as of September 28, 1995, between KPI Investments, Inc. and
              American Mutual Life Insurance Company (incorporated by reference to Common Stock Offering)
     10.47   Loan Servicing Agreement, dated August 1, 1990, between Central Life Assurance Company and Midland
              Financial Mortgages, Inc. (now AmerUs Mortgage), incorporated by reference to Exhibit 10.30 to
              Central Resource Group, Inc.'s Registration Statement on Form S-1, Registration No. 33-48359, filed on June 4, 1992
     10.48   Construction Loan Servicing Agreement, dated November 20, 1995, between American Mutual Life
              Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Stock Offering)
     10.49   Servicing Agreement, dated March 1996, between American Mutual Life Insurance Company and AmerUs
              Properties, Inc. (incorporated by reference to Paper Filing)
     10.50   Loan Servicing Agreement, dated September 1, 1994, between Central Life Assurance Company and Midland
              Savings Bank, FSB (now AmerUs Bank) (incorporated by reference to Common Stock Offering)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.51   Miscellaneous Services Agreement, dated as of January 1, 1996, among American Mutual Life Insurance
              Company, AmerUs Group Co., AmerUs Bank, AmerUs Mortgage, Inc., Iowa Realty Company, Inc., Midland
              Homes, Inc., Iowa Title Company, AmerUs Insurance, Inc., and AmerUs Finance Inc. (incorporated by reference to Common Stock Offering)
     10.52   Amendment to Service Agreement, dated as of May 1, 1996, between American Mutual Life Insurance
              Company and AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.53   Data Processing Service Agreement, dated November 1, 1989, between Central Life Assurance Company and
              Midland Financial Savings and Loan Association (now AmerUs Bank), incorporated by reference to
              Exhibit 10.29 to Central Resource Group, Inc.'s Registration Statement on Form S-1, Registration No.
              33-48359, filed on June 4, 1992
     10.54   First Amendment to Data Processing Service Agreement, dated as of September 30, 1990, between Central
              Life Assurance Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.55   Second Amendment to Data Processing Service Agreement, dated as of May 1, 1991, between Central Life
              Assurance Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.56   Third Amendment to Data Processing Service Agreement, dated as of October 1, 1991, between Central
              Life Assurance Company and Midland Savings Bank, FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.57   Fourth Amendment to Data Processing Service Agreement, dated as of January 2, 1992, between Central
              Life Assurance Company and Midland Savings Bank, FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.58   Fifth Amendment to Data Processing Service Agreement, dated as of July 1, 1993, between Central Life
              Assurance Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to
              Common Stock Offering)
     10.59   Sixth Amendment to Data Processing Service Agreement, dated as of September 1, 1995, between American
              Mutual Insurance Company and AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.60   Seventh Amendment to Data Processing Service Agreement, dated as of January 1, 1996, between American
              Mutual Life Insurance Company and AmerUs Bank (incorporated by reference to Common Stock Offering)
     10.61   Data Processing Support Services Agreement, dated as of July 1, 1993, between Central Life Assurance
              Company and Midland Savings Bank, FSB (now AmerUs Bank) (incorporated by reference to Paper Filing)
     10.62   Miscellaneous Services Agreement, dated as of February 5, 1992, between Central Life Assurance
              Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to Common Stock
              Offering)
     10.63   Investment Management Agreement, dated as of August 15, 1992, between Central Life Assurance Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to Common Stock Offering)
     10.64   Disbursement Services Agreement, dated as of April 15, 1995, between American Mutual Life Insurance
              Company and Midland Savings Bank FSB (now AmerUs Bank) (incorporated by reference to Common Stock
              Offering)
     10.65   Purchase Agreement, dated as of June 28, 1996, between AmerUs Life Insurance Company and AmerUs Bank
              (incorporated by reference to Common Stock Offering)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.66   Brokerage Contract dated January 1, 1995, among American Mutual Life Insurance Company and Midland
              Investment Services, Inc. (now AmerUs Investments, Inc.) (incorporated by reference to Common Stock
              Offering)
     10.67   Servicing Agreement, dated March 1, 1992, between Central Life Assurance Company and Midland
              Investment Services, Inc. (now AmerUs Investments, Inc.) (incorporated by reference to Common Stock
              Offering)
     10.68   Tax Allocation Agreement dated as of November 4, 1996 (incorporated by reference to Common Amendment
              No. 1)
     10.69   Amended and Restated Articles of Limited Partnership of T.L.B. Limited Partnership, undated, among F.
              Barry Tapp, Lartnec Investment Co., Michael H. Taylor, Michael Longley and Michael A. Hammond, along with a Memorandum of Understanding Regarding Assignments of Partnership Interests dated December 21,
              1988 and three corresponding Assignments of Partnership Interest dated December 6, 1988 wherein
              Central Life Assurance Company is Assignee, and an Assignment of Partnership Interest of T.L.B.
              Limited Partnership dated December 29, 1995, between Lartnec Investment Co. and AmerUs Properties,
              Inc. (incorporated by reference to Paper Filing)
     10.70   Assignment of Partnership Interest of T.L.B. Limited Partnership, dated December 28, 1994, between
              Lartnec Investment Co. and Central Properties, Inc. (now AmerUs Properties, Inc.) and Assignment of
              Limited Partnership Interest of T.L.B. Limited Partnership, dated December 30, 1995, between
              American Mutual Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to
              Common Amendment No. 1)
     10.71   Limited Partnership Agreement of South 19th Limited Partnership, dated December 30, 1985, among
              Lartnec Investment Co., F. Barry Tapp and Michael H. Taylor, along with a Memorandum of
              Understanding Regarding Assignments of Partnership Interests dated December 21, 1988 and three corresponding Assignments of Partnership Interest dated December 6, 1988 wherein Central Life
              Assurance Company is Assignee, and an Assignment of Partnership Interest of South 19th Limited
              Partnership dated December 29, 1995, between Lartnec Investment Co. and AmerUs Properties, Inc.
              (incorporated by reference to Paper Filing)
     10.72   Assignment of Partnership Interest of South 19th Limited Partnership, dated December 28, 1994, between Lartnec Investment Co. and Central Properties, Inc. (now AmerUs Properties, Inc.) and
              Assignment of Partnership Interest of South 19th Limited Partnership, dated December 30, 1995, between American Mutual Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Amendment No. 1)
     10.73   Limited Partnership Agreement of Theater Project Limited Partnership dated March 15, 1985, among Tapp
              Management, Inc., Tapp Development Co., Ltd., Michael Longley, Michael A. Hammond and Gary L. Wood
              along with an Amendment to Certificate of Limited Partnership, dated August 22, 1986, and an
              Assigment of Limited Partnership Interest, dated November 15, 1992, between F. Barry Tapp and Tapp
              Development Co., Ltd., and an Amended Certificate of Limited Partnership dated December 24, 1992
              (incorporated by reference to Paper Filing)
     10.74   Assignment of Limited Partnership Interest of Theater Project Limited Partnership, dated December 30,
              1995, between American Mutual life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Amendment No. 1)
     10.75   Certificate of Limited Partnership and Limited Partnership Agreement of Lagos Vista Limited
              Partnership, dated August 10, 1994, between Central Properties, Inc. (now AmerUs Properties, Inc.)
              and Central Life Assurance Company (incorporated by reference to Paper Filing)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     10.76   Joint Venture Agreement, dated July 30, 1980, between F. Barry Tapp and Lartnec Investment Co., along with an Assignment by F. Barry Tapp of Interest in Tapp & LICO Properties, dated December 24, 1981, between F. Barry Tapp and Tapp Development Co., Ltd., an Assignment of Partnership Interest, dated
              December 6, 1988, between Tapp Development Co., Ltd. and Central Life Assurance Company and an
              Assignment of Joint Venture Interest of Tapp and LICO Properties, dated December 29, 1995, between
              Lartnec Investment Co. and AmerUs Properties, Inc. (incorporated by reference to Paper Filing)
     10.77   Assignment of Joint Venture Interest of Tapp and LICO Properties, dated December 28, 1994, between
              Lartnec Investment Co. and Central Properties, Inc. (now AmerUs Properties, Inc.) and Assignment of
              Joint Venture Interest of Tapp and LICO Properties, dated December 30, 1995, between American Mutual
              Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Amendment
              No. 1)
     10.78   Joint Venture Agreement, dated December 30, 1980, between MBT, Ltd. and Lartnec Investment Co., along with an Assignment by F. Barry Tapp of Interest in MBT, Ltd., dated December 24, 1981, between F.
              Barry Tapp and Tapp Development Co., Ltd., an Assignment by Michael H. Taylor of Interest in MBT,
              Ltd., dated December 23, 1981, between Michael H. Taylor and Tapp Development Co., Ltd., an
              Assignment of Limited Partnership Interest, dated December 6, 1988, between Tapp Development Co.,
              Ltd. and Central Life Assurance Company, and an Assignment of Joint Venture Interest of Round Rock
              Outlet, Ltd., dated December 29, 1995, between Lartnec Investment Co. and AmerUs Properties, Inc.
              (incorporated by reference to Paper Filing)
     10.79   Assignment of Joint Venture Interest of Round Rock Outlet, Ltd., dated December 28, 1994, between
              Lartnec Investment Co. and Central Properties, Inc. (now AmerUs Properties, Inc.) and Assignment of
              Joint Venture Interest of Round Rock Outlet, Ltd., dated December 30, 1995, between American Mutual
              Life Insurance Company and AmerUs Properties, Inc. (incorporated by reference to Common Amendment
              No. 1)
     10.80   Revolving Credit and Term Loan Agreement, dated as of December 1996, among ALH, certain Signatory
              Banks thereto and The Chase Manhattan Bank, Note issued by ALH and Borrower Pledge Agreement
              (incorporated by reference to Common Amendment No. 3)
     11.1    Computation of Pro Forma Earnings Per Share (incorporated by reference to Amendment No. 2 to the
              Common Stock Offering filed on December 4, 1996 ("Common Amendment No. 2"))
     12.1    Statement of Earnings to Combined Fixed Charges and Preferred Stock Dividends
     21.1    List of Subsidiaries (incorporated by reference to Common Stock Offering)
     23.1    Consent of KPMG Peat Marwick LLP
    *23.2    Consent of James A. Smallenberger, Esq. (included in Exhibits 5.1 and 5.3)
    *23.3    Consent of Richards, Layton & Finger (included in Exhibits 5.2 and 5.4)
    *23.4    Consent of Sidley & Austin (included in Exhibits 8.1 and 8.2)
     23.5    Consent of Tillinghast, a Towers Perrin Company
     24.1    Powers of Attorney
     25.1    Statement of Eligibility of Wilmington Trust Company as to the Guarantee
     25.2    Statement of Eligibility of Wilmington Trust Company as to the Capital Securities
     25.3    Statement of Eligibility of Wilmington Trust Company as to the Junior Subordinated Debentures
     27.1    Financial Data Schedule (incorporated by reference to Common Amendment No. 2)

EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------------------------------------------
     99.1    Opinion of Tillinghast, a Towers Perrin Company, dated October 26, 1995, regarding the establishment and operation of the Closed Block (Common Stock Offering Exhibit No. 99.3) (incorporated by reference to Common Amendment No. 1 Exhibit 99.3)

--------------

 *Filed herewith.
PLEASE NOTE: The exhibit numbers identified above are identical to those used in the Common Stock Offering, Common Amendment No. 1, the Paper Filing, Common Amendment No. 2 or Common Amendment No. 3 except as otherwise indicated.